UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 1, 2018

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5b Hanagar Street, Hod Hasharon, Israel	4527708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

 Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2018, Wize Pharma, Inc. (the “Company”) filed a certificate of amendment (the “Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effectuate a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), on a one for twenty-four (1:24) basis (the “Reverse Stock Split”). The Reverse Stock Split was announced on the Daily List maintained by Financial Industry Regulatory Authority, Inc. on March 2, 2018, and took effect at the open of business on March 5, 2018. A “D” will be placed on the Company’s ticker symbol (WIZPD) for 20 business days. After 20 business days, the symbol will then change back to WIZP.

As previously disclosed in a Current Report on Form 8-K filed on February 20, 2018, on February 19, 2018, shareholders of the Company approved a reverse stock split of the Company’s issued and outstanding Common Stock by a ratio of not less than one for ten and not more than one for two hundred at any time prior to February 19, 2019, with such ratio to be determined by the Company’s Board of Directors, in its sole discretion. The Reverse Stock Split ratio of one for twenty-four was approved by the Company’s Board of Directors on February 22, 2018.

As a result of the Reverse Stock Split, every twenty-four shares of the Company’s pre-reverse split Common Stock will be combined and reclassified into one share of the Company’s Common Stock. No fractional shares of Common Stock will be issued. Stockholders who otherwise would be entitled to a fractional share shall receive the next higher number of whole shares. The par value and other terms of the Company’s Common Stock were not affected by the Reverse Stock Split. The Company’s post-Reverse Stock Split Common Stock has a new CUSIP number of 97751M 207.

A copy of the Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On March 5, 2018, the Company issued a press release announcing the Reverse Stock Split. The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

99.1	Press Release dated March 5, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: March 5, 2018	By:	/s/ Or Eisenberg

Name:	Or Eisenberg
Title:	Acting Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

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